UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02933

Fidelity Beacon Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Item 1. Reports to Stockholders

Fidelity® Advisor Tax Managed Stock Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	35
Registered Public
Accounting Firm
Trustees and Officers	36
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. Returns after taxes are calculated using the historical maximum federal individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on your tax situation and are not relevant if you hold shares through tax deferred arrangements such as IRAs or 401(k) plans. Returns after taxes on distribution and sale of fund shares may exceed before tax returns due to a tax benefit upon realization of tax losses. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	fundA
Class A
Return Before TaxesB	12.01%	2.04%
Return After Taxes on DistributionsB*	12.01%	2.04%
Return After Taxes on Distributions and
Sale of Fund SharesB*	7.81%	1.74%
Class T
Return Before TaxesC	14.44%	2.37%
Return After Taxes on DistributionsC*	14.44%	2.37%
Return After Taxes on Distributions and
Sale of Fund SharesC*	9.38%	2.02%
Class B
Return Before TaxesD	12.93%	2.28%
Return After Taxes on DistributionsD*	12.93%	2.28%
Return After Taxes on Distributions and
Sale of Fund SharesD*	8.41%	1.94%
Class C
Return Before TaxesE	16.93%	2.72%
Return After Taxes on DistributionsE*	16.93%	2.72%
Return After Taxes on Distributions and
Sale of Fund SharesE*	11.01%	2.72%

A From September 5, 2001.
B Class A shares include a 5.75% sales charge.
C Class T shares include a 3.50% sales charge.
D Class B shares’ contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.
E Class C shares’ contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.
* As of the print date of this report, the maximum marginal ordinary income tax rate (for 2005)
was 35%.

5 Annual Report

5

Fidelity Advisor Tax Managed Stock Fund Class A, T, B, and C Performance continued

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Tax Managed Stock Fund Class T on September 5, 2001, when the fund started, and the current 3.50 % sales charge was paid. The chart shows how the value of your investment would have changed, without accounting for the effect of taxes, and also shows how the Standard & Poor’s 500SM Index*** performed over the same period.

*** An index has no associated fees or expenses. The performance of an index does not reflect the impact of taxes.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Keith Quinton, Portfolio Manager of Fidelity® Advisor Tax Managed Stock Fund

U.S. equity markets had respectable performance during the year that ended October 31, 2005. The period got off to a great start with a strong November and December of 2004. However, the markets were later dragged down by surging oil prices, further disorder in Iraq, potential new troubles with Iran and Syria, and terrorist attacks in London. While stocks recovered nicely, Hurricane Katrina would drive them down again. The devastating storm led to record high prices for gasoline, natural gas and oil, as well as fears of a corresponding leap in inflation. The Federal Reserve Board responded to this and to other inflationary pressures during the period by raising short term interest rates eight times. Nonetheless, stocks moved higher despite a very weak October. Market breadth was narrow, as most of the gains were concentrated in rapidly appreciating energy related investments. For the year overall, the Standard & Poor’s 500SM Index was up 8.72%, followed closely by the technology laden NASDAQ Composite® Index at 8.15% . The Dow Jones Industrial AverageSM rose 6.45% ..

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 18.85%, 18.59%, 17.93% and 17.93%, respectively, outpacing both the LipperSM Growth Funds Average, which gained 10.58%, and the S&P 500®. Good stock selection was the largest contributor to performance versus the index. The fund’s combined use of fundamental and quantitative analyses worked well to uncover a number of sound companies with reason ably valued stocks. Rising commodity prices bolstered profits and sent stock prices soaring for a number of the fund’s energy holdings. Among the beneficiaries were oil refiner Valero Energy, integrated oil producer ConocoPhillips and offshore driller Transocean, the latter of which had higher utilization rates for its oil rigs and enjoyed higher pricing power. Other contributors included TXU Corp., a reasonably valued electric utility firm with positive earnings momentum; NII Holdings, which offers a popular wireless push to talk telecom munications service in Latin America; and CIGNA, a health insurance provider that benefited from improved pricing and good cost containment. On the negative side, Smurfit Stone Container, a paperboard and paper based packaging manufacturer, had disappointing earnings, and both Doral Financial based in Puerto Rico and Fannie Mae, two financial firms, suffered from accounting concerns that hurt their performance. Some stocks mentioned in this review were no longer in the fund at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,108.50	$6.64
HypotheticalA	$1,000.00	$1,018.90	$6.36
Class T
Actual	$1,000.00	$1,106.60	$7.96
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class B
Actual	$1,000.00	$1,103.70	$10.60
HypotheticalA	$1,000.00	$1,015.12	$10.16

Annual Report 8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,103.70	$10.60
HypotheticalA	$1,000.00	$1,015.12	$10.16
Institutional Class
Actual	$1,000.00	$1,109.40	$5.32
HypotheticalA	$1,000.00	$1,020.16	$5.09

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

9 Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Bank of America Corp.	3.1	0.0
S&P Depositary Receipts Trust unit Series 1	2.8	2.9
CIGNA Corp.	2.8	2.5
ConocoPhillips	2.7	2.5
Valero Energy Corp.	2.7	1.9
TXU Corp.	2.5	2.6
Hewlett Packard Co.	2.4	0.0
Amerada Hess Corp.	2.3	0.1
NII Holdings, Inc.	2.3	1.5
JCPenney Co., Inc.	2.2	2.3
	25.8
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.9	17.3
Industrials	14.7	11.5
Consumer Discretionary	14.0	12.4
Energy	13.3	11.9
Information Technology	11.8	15.1

***Short Term Investments and Net Other Assets are not included in the pie chart.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.6%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 14.0%
Auto Components 0.3%
Lear Corp.	1,400	$42,644
Distributors – 0.5%
Building Material Holding Corp.	1,100	93,511
Diversified Consumer Services – 0.3%
Weight Watchers International, Inc. (a)	900	47,313
Hotels, Restaurants & Leisure 1.6%
Brinker International, Inc.	1,100	41,932
Domino’s Pizza, Inc.	800	19,136
GTECH Holdings Corp.	1,600	50,944
Isle of Capri Casinos, Inc. (a)	2,100	44,688
Penn National Gaming, Inc. (a)	1,500	44,325
Pinnacle Entertainment, Inc. (a)	2,100	39,795
Vail Resorts, Inc. (a)	1,200	40,200
		281,020
Household Durables – 3.2%
Beazer Homes USA, Inc.	800	46,360
Centex Corp.	400	25,740
D.R. Horton, Inc.	1,800	55,242
KB Home	1,500	98,025
Lennar Corp. Class A	400	22,232
Pulte Homes, Inc.	4,000	151,160
Standard Pacific Corp.	1,800	69,444
Toll Brothers, Inc. (a)	1,000	36,910
Yankee Candle Co., Inc.	1,700	38,437
		543,550
Media – 0.7%
R.H. Donnelley Corp. (a)	1,300	80,249
The Reader’s Digest Association, Inc. (non-vtg.)	2,700	41,364
		121,613
Multiline Retail – 4.8%
Federated Department Stores, Inc.	1,900	116,603
JCPenney Co., Inc.	7,400	378,880
Nordstrom, Inc.	9,600	332,640
		828,123
Specialty Retail – 1.2%
American Eagle Outfitters, Inc.	5,000	117,750
RONA, Inc. (a)	2,400	44,586
Sports Authority, Inc. (a)	1,500	41,760
		204,096

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Textiles, Apparel & Luxury Goods – 1.4%
Carter’s, Inc. (a)	800	$50,520
NIKE, Inc. Class B	1,200	100,860
Phillips Van Heusen Corp.	1,400	39,830
Timberland Co. Class A (a)	1,500	42,225
		233,435

TOTAL CONSUMER DISCRETIONARY		2,395,305

CONSUMER STAPLES 4.4%
Beverages – 0.6%
Coca-Cola Enterprises, Inc.	5,100	96,390
Food & Staples Retailing – 1.4%
BJ’s Wholesale Club, Inc. (a)	2,800	79,744
Kroger Co. (a)	8,300	165,170
		244,914
Food Products 1.0%
The J.M. Smucker Co.	3,600	164,556
Personal Products 0.2%
NBTY, Inc. (a)	2,100	42,021
Tobacco 1.2%
Altria Group, Inc.	2,700	202,635

TOTAL CONSUMER STAPLES		750,516

ENERGY 13.3%
Energy Equipment & Services – 1.6%
ENSCO International, Inc.	1,000	45,590
Lone Star Technologies, Inc. (a)	900	41,175
Oil States International, Inc. (a)	1,600	52,960
Rowan Companies, Inc.	1,600	52,784
Transocean, Inc. (a)	1,500	86,235
		278,744
Oil, Gas & Consumable Fuels – 11.7%
Amerada Hess Corp.	3,200	400,320
Chevron Corp.	3,000	171,210
ConocoPhillips	7,184	469,690
General Maritime Corp.	600	22,338
Giant Industries, Inc. (a)	1,700	97,223
Houston Exploration Co. (a)	1,400	72,170
OMI Corp.	7,300	131,984

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Quicksilver Resources, Inc. (a)	1,800	$69,714
Tesoro Corp.	1,000	61,150
Valero Energy Corp.	4,320	454,637
W&T Offshore, Inc.	1,500	43,800
		1,994,236

TOTAL ENERGY		2,272,980

FINANCIALS – 20.9%
Capital Markets 1.2%
Lehman Brothers Holdings, Inc.	1,700	203,439
Commercial Banks – 3.1%
Bank of America Corp.	12,000	524,879
Consumer Finance – 1.9%
Advanta Corp. Class B	1,600	45,392
Capital One Financial Corp.	3,200	244,320
CompuCredit Corp. (a)	1,000	43,820
		333,532
Diversified Financial Services – 1.0%
CIT Group, Inc.	3,700	169,201
Insurance – 9.0%
ACE Ltd.	3,700	192,770
Allstate Corp.	3,100	163,649
Arch Capital Group Ltd. (a)	1,000	49,500
Endurance Specialty Holdings Ltd.	4,400	145,904
Fidelity National Financial, Inc.	2,300	86,158
Hartford Financial Services Group, Inc.	3,100	247,225
MetLife, Inc.	1,500	74,115
Platinum Underwriters Holdings Ltd.	1,500	42,735
The Chubb Corp.	500	46,485
The St. Paul Travelers Companies, Inc.	7,700	346,731
W.R. Berkley Corp.	1,250	54,625
XL Capital Ltd. Class A	1,300	83,278
		1,533,175
Thrifts & Mortgage Finance – 4.7%
Countrywide Financial Corp.	10,498	333,521
Fannie Mae	7,200	342,144

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
MGIC Investment Corp.	1,400	$82,936
Radian Group, Inc.	800	41,680
		800,281

TOTAL FINANCIALS		3,564,507

HEALTH CARE – 5.8%
Health Care Equipment & Supplies – 0.5%
American Medical Systems Holdings, Inc. (a)	2,800	45,780
CONMED Corp. (a)	1,700	40,766
		86,546
Health Care Providers & Services – 5.0%
Aetna, Inc.	2,100	185,976
CIGNA Corp.	4,100	475,067
Humana, Inc. (a)	3,500	155,365
Omnicare, Inc.	800	43,280
		859,688
Pharmaceuticals – 0.3%
Endo Pharmaceuticals Holdings, Inc. (a)	1,600	43,072

TOTAL HEALTH CARE		989,306

INDUSTRIALS – 14.7%
Aerospace & Defense – 1.2%
AAR Corp. (a)	2,600	41,418
BE Aerospace, Inc. (a)	2,348	42,569
Goodrich Corp.	1,000	36,070
Northrop Grumman Corp.	800	42,920
Precision Castparts Corp.	800	37,888
		200,865
Building Products 1.3%
Masco Corp.	7,700	219,450
Commercial Services & Supplies – 4.2%
Administaff, Inc.	1,100	46,552
Cendant Corp.	16,000	278,720
Cintas Corp.	2,100	85,197
Heidrick & Struggles International, Inc. (a)	1,400	45,192
Kforce, Inc. (a)	4,100	44,280
R.R. Donnelley & Sons Co.	4,600	161,092

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
The Geo Group, Inc. (a)	600	$13,104
West Corp. (a)	1,200	47,340
		721,477
Industrial Conglomerates – 1.4%
Tyco International Ltd.	9,200	242,788
Machinery – 3.3%
Cummins, Inc.	1,900	162,203
Deere & Co.	3,500	212,380
PACCAR, Inc.	900	63,018
Terex Corp. (a)	800	43,976
Timken Co.	1,700	48,212
Wabash National Corp	2,100	38,661
		568,450
Marine – 0.5%
DryShips, Inc.	2,700	40,635
Excel Maritime Carriers Ltd. (a)	3,000	45,660
		86,295
Road & Rail 2.8%
Burlington Northern Santa Fe Corp.	3,600	223,416
CSX Corp.	3,600	164,916
P.A.M. Transportation Services, Inc. (a)	2,600	44,096
Yellow Roadway Corp. (a)	1,000	45,450
		477,878

TOTAL INDUSTRIALS		2,517,203

INFORMATION TECHNOLOGY – 11.8%
Communications Equipment – 1.7%
Corning, Inc. (a)	4,400	88,396
Motorola, Inc.	9,300	206,088
		294,484
Computers & Peripherals – 5.8%
Apple Computer, Inc. (a)	4,300	247,637
Hewlett-Packard Co.	14,700	412,188
Komag, Inc. (a)	2,000	53,640
Maxtor Corp. (a)	10,900	38,150
Seagate Technology	3,300	47,817
Western Digital Corp. (a)	15,400	186,340
		985,772

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – 1.4%
Arrow Electronics, Inc. (a)	1,400	$41,314
Avnet, Inc. (a)	1,700	39,185
Flextronics International Ltd. (a)	6,500	60,385
Global Imaging Systems, Inc. (a)	400	14,244
Ingram Micro, Inc. Class A (a)	2,500	45,250
Jabil Circuit, Inc. (a)	1,400	41,790
		242,168
Internet Software & Services – 1.4%
EarthLink, Inc. (a)	3,900	42,939
Google, Inc. Class A (sub. vtg.) (a)	500	186,070
		229,009
IT Services – 0.5%
Ceridian Corp. (a)	1,900	41,629
infoUSA, Inc.	4,000	42,880
		84,509
Semiconductors & Semiconductor Equipment – 0.9%
Intel Corp.	4,900	115,150
MEMC Electronic Materials, Inc. (a)	2,300	41,262
		156,412
Software 0.1%
MicroStrategy, Inc. Class A (a)	300	21,270

TOTAL INFORMATION TECHNOLOGY		2,013,624

MATERIALS 2.4%
Chemicals – 1.1%
Ashland, Inc.	600	32,106
Eastman Chemical Co.	1,800	94,968
Georgia Gulf Corp.	500	14,550
PolyOne Corp. (a)	7,400	42,698
		184,322
Metals & Mining – 1.3%
AK Steel Holding Corp. (a)	5,600	39,144
Carpenter Technology Corp.	300	18,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
IPSCO, Inc.	1,600	$114,005
Reliance Steel & Aluminum Co.	1,100	62,722
		233,961

TOTAL MATERIALS		418,283

TELECOMMUNICATION SERVICES – 6.5%
Diversified Telecommunication Services – 0.8%
Verizon Communications, Inc.	4,400	138,644
Wireless Telecommunication Services – 5.7%
ALLTEL Corp.	2,788	172,466
NII Holdings, Inc. (a)	4,700	389,724
Sprint Nextel Corp.	15,705	366,084
Wireless Facilities, Inc. (a)	7,500	50,175
		978,449

TOTAL TELECOMMUNICATION SERVICES		1,117,093

UTILITIES – 3.8%
Independent Power Producers & Energy Traders – 3.3%
AES Corp. (a)	8,000	127,120
TXU Corp.	4,300	433,225
		560,345
Multi-Utilities – 0.5%
CMS Energy Corp. (a)	5,800	86,478

TOTAL UTILITIES		646,823

TOTAL COMMON STOCKS
(Cost $14,814,622)		16,685,640

Investment Companies 2.8%

S&P Depositary Receipts Trust unit Series 1
(Cost $473,472)	3,970	476,916

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Money Market Funds 1.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $181,991)	181,991	$181,991
TOTAL INVESTMENT PORTFOLIO 101.5%
(Cost $15,470,085)		17,344,547

NET OTHER ASSETS – (1.5)%		(249,979)
NET ASSETS 100%		$17,094,568

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $92,607 all of which will expire on October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $15,470,085)
See accompanying schedule		$17,344,547
Receivable for investments sold		92,951
Receivable for fund shares sold		1,863
Dividends receivable		10,091
Interest receivable		534
Receivable from investment adviser for expense
reductions		8,732
Other affiliated receivables		26
Other receivables		2,869
Total assets		17,461,613

Liabilities
Payable for investments purchased	$296,452
Payable for fund shares redeemed	11,702
Accrued management fee	7,817
Distribution fees payable	9,033
Other affiliated payables	3,932
Other payables and accrued expenses	38,109
Total liabilities		367,045

Net Assets		$17,094,568
Net Assets consist of:
Paid in capital		$15,330,532
Undistributed net investment income		1,365
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(111,791)
Net unrealized appreciation (depreciation) on
investments		1,874,462
Net Assets		$17,094,568

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($3,592,773 ÷ 311,440 shares)	$11.54
Maximum offering price per share
(100/94.25 of $11.54)	$12.24
Class T:
Net Asset Value and redemption price per share
($5,363,748 ÷ 469,856 shares)	$11.42
Maximum offering price per share
(100/96.50 of $11.42)	$11.83
Class B:
Net Asset Value and offering price per share
($3,443,088 ÷ 307,956 shares)A	$11.18
Class C:
Net Asset Value and offering price per share
($4,227,496 ÷ 378,138 shares)A	$11.18
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($467,463 ÷ 40,098 shares) .	$11.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$159,072
Interest		4,088
Total income		163,160

Expenses
Management fee	$77,467
Transfer agent fees	32,803
Distribution fees	94,209
Accounting fees and expenses	10,294
Independent trustees’ compensation	61
Custodian fees and expenses	10,592
Registration fees	62,005
Audit	39,540
Legal	5,656
Miscellaneous	154
Total expenses before reductions	332,781
Expense reductions	(102,922)	229,859

Net investment income (loss)		(66,699)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	787,213
Foreign currency transactions	42
Total net realized gain (loss)		787,255
Change in net unrealized appreciation (depreciation) on
investment securities		1,327,407
Net gain (loss)		2,114,662
Net increase (decrease) in net assets resulting from
operations		$2,047,963

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(66,699)	$(78,975)
Net realized gain (loss)	787,255	1,424,806
Change in net unrealized appreciation (depreciation) .	1,327,407	(662,156)
Net increase (decrease) in net assets resulting
from operations	2,047,963	683,675
Share transactions - net increase (decrease)	3,989,791	451,389
Total increase (decrease) in net assets	6,037,754	1,135,064

Net Assets
Beginning of period	11,056,814	9,921,750
End of period (including undistributed net investment
income of $1,365 and $0, respectively)	$17,094,568	$11,056,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$9.71	$9.04	$7.70	$9.36	$10.00
Income from Investment
Operations
Net investment income (loss)E .	—H	(.03)	(.01)	(.04)	—H
Net realized and unrealized
gain (loss)	1.83	.70	1.35	(1.62)	(.64)
Total from investment operations .	1.83	.67	1.34	(1.66)	(.64)
Net asset value, end of period	$11.54	$9.71	$9.04	$7.70	$9.36
Total ReturnB,C,D	18.85%	7.41%	17.40%	(17.74)%	(6.40)%
Ratios to Average Net AssetsG
Expenses before expense
reductions	1.99%	2.47%	2.94%	3.77%	8.02%A
Expenses net of voluntary
waivers, if any	1.30%	1.50%	1.50%	1.69%	1.75%A
Expenses net of all reductions .	1.24%	1.44%	1.46%	1.66%	1.69%A
Net investment income (loss)	(.04)%	(.26)%	(.07)%	(.45)%	(.26)%A
Supplemental Data
Net assets, end of period (000
omitted)	$3,593	$1,486	$1,281	$1,563	$918
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period September 5, 2001 (commencement of operations) to October 31, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$9.63	$8.99	$7.68	$9.36	$10.00
Income from Investment
Operations
Net investment income (loss)E .	(.03)	(.05)	(.03)	(.06)	(.01)
Net realized and unrealized
gain (loss)	1.82	.69	1.34	(1.62)	(.63)
Total from investment operations .	1.79	.64	1.31	(1.68)	(.64)
Net asset value, end of period	$11.42	$9.63	$8.99	$7.68	$9.36
Total ReturnB,C,D	18.59%	7.12%	17.06%	(17.95)%	(6.40)%
Ratios to Average Net AssetsG
Expenses before expense
reductions	2.27%	2.73%	3.24%	4.05%	8.22%A
Expenses net of voluntary
waivers, if any	1.56%	1.75%	1.75%	1.94%	2.00%A
Expenses net of all reductions .	1.50%	1.69%	1.71%	1.91%	1.94%A
Net investment income (loss)	(.30)%	(.52)%	(.32)%	(.71)%	(.51)%A
Supplemental Data
Net assets, end of period (000
omitted)	$5,364	$3,505	$3,544	$2,815	$914
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period September 5, 2001 (commencement of operations) to October 31, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$9.48	$8.90	$7.64	$9.35	$10.00
Income from Investment
Operations
Net investment income (loss)E .	(.09)	(.09)	(.07)	(.10)	(.02)
Net realized and unrealized
gain (loss)	1.79	.67	1.33	(1.61)	(.63)
Total from investment operations .	1.70	.58	1.26	(1.71)	(.65)
Net asset value, end of period	$11.18	$9.48	$8.90	$7.64	$9.35
Total ReturnB,C,D	17.93%	6.52%	16.49%	(18.29)%	(6.50)%
Ratios to Average Net AssetsG
Expenses before expense
reductions	2.76%	3.23%	3.74%	4.57%	8.76%A
Expenses net of voluntary
waivers, if any	2.06%	2.25%	2.25%	2.44%	2.50%A
Expenses net of all reductions .	2.01%	2.19%	2.22%	2.41%	2.44%A
Net investment income (loss)	(.80)%	(1.01)%	(.82)%	(1.20)%	(1.01)%A
Supplemental Data
Net assets, end of period (000
omitted)	$3,443	$2,915	$2,452	$1,683	$827
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period September 5, 2001 (commencement of operations) to October 31, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$9.48	$8.90	$7.64	$9.35	$ 10.00
Income from Investment
Operations
Net investment income (loss)E .	(.09)	(.09)	(.07)	(.11)	(.02)
Net realized and unrealized
gain (loss)	1.79	.67	1.33	(1.60)	(.63)
Total from investment operations .	1.70	.58	1.26	(1.71)	(.65)
Net asset value, end of period	$11.18	$9.48	$8.90	$7.64	$ 9.35
Total ReturnB,C,D	17.93%	6.52%	16.49%	(18.29)%	(6.50)%
Ratios to Average Net AssetsG
Expenses before expense
reductions	2.75%	3.22%	3.72%	4.55%	8.71%A
Expenses net of voluntary
waivers, if any	2.05%	2.25%	2.25%	2.45%	2.50%A
Expenses net of all reductions .	2.00%	2.19%	2.22%	2.42%	2.45%A
Net investment income (loss)	(.80)%	(1.01)%	(.83)%	(1.21)%	(1.03)%A
Supplemental Data
Net assets, end of period (000
omitted)	$4,227	$3,002	$2,506	$2,104	$ 1,321
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period September 5, 2001 (commencement of operations) to October 31, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001E
Selected Per Share Data
Net asset value, beginning of
period	$9.79	$9.09	$7.73	$9.37	$ 10.00
Income from Investment
Operations
Net investment income (loss)D	03	—G	.01	(.02)	G
Net realized and unrealized
gain (loss)	1.84	.70	1.35	(1.62)	(.63)
Total from investment operations	1.87	.70	1.36	(1.64)	(.63)
Net asset value, end of period	$11.66	$9.79	$9.09	$7.73	$ 9.37
Total ReturnB,C	19.10%	7.70%	17.59%	(17.50)%	(6.30)%
Ratios to Average Net AssetsF
Expenses before expense
reductions	1.70%	2.18%	2.71%	3.54%	7.70%A
Expenses net of voluntary waiv-
ers, if any	1.03%	1.25%	1.25%	1.45%	1.50%A
Expenses net of all reductions	98%	1.19%	1.22%	1.42%	1.43%A
Net investment income (loss)	22%	(.01)%	.17%	(.21)%	—%A
Supplemental Data
Net assets, end of period (000
omitted)	$467	$150	$139	$752	$ 756
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period September 5, 2001 (commencement of operations) to October 31, 2001.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Tax Managed Stock Fund (the fund) is a fund of Fidelity Beacon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Delaware statutory trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR)and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

Annual Report

28

1. Significant Accounting Policies continued Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

29 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$2,382,070
Unrealized depreciation	(525,418)
Net unrealized appreciation (depreciation)	1,856,652
Capital loss carryforward	(92,607)
Cost for federal income tax purposes	$15,487,895

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

30

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $35,996,915 and $31,963,011, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$5,469	$340
Class T	25%	.25%	22,066	4,312
Class B	75%	.25%	30,426	24,956
Class C	75%	.25%	36,248	14,454

			$94,209	$44,062

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

31 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$6,612
Class T	2,303
Class B*	13,896
Class C*	1,513
$24,324

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$5,474.25
Class T	11,192.25
Class B	7,244.24
Class C	8,308.23
Institutional Class	585.20
	$32,803

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,670 for the period.

Annual Report

32

4. Fees and Other Transactions with Affiliates continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,408 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.50% - 1.25%*	$15,274
Class T	1.75% - 1.50%*	31,690
Class B	2.25% - 2.00%*	21,427
Class C	2.25% - 2.00%*	25,153
Institutional Class	1.25% - 1.00%*	1,899
		$95,443
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $7,479 for the period.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

33 Annual Report

Notes to Financial Statements continued

8. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	175,656	52,523	$2,003,926	$500,003
Shares redeemed	(17,214)	(41,205)	(190,968)	(393,777)
Net increase (decrease) .	158,442	11,318	$1,812,958	$106,226
Class T
Shares sold	141,183	46,527	$1,563,023	$442,825
Shares redeemed	(35,147)	(76,708)	(386,846)	(737,559)
Net increase (decrease) .	106,036	(30,181)	$1,176,177	$(294,734)
Class B
Shares sold	53,938	72,402	$589,782	$696,039
Shares redeemed	(53,395)	(40,500)	(549,273)	(381,167)
Net increase (decrease) .	543	31,902	$40,509	$314,872
Class C
Shares sold	112,322	62,121	$1,202,269	$581,486
Shares redeemed	(50,755)	(27,229)	(523,627)	(256,461)
Net increase (decrease) .	61,567	34,892	$678,642	$325,025
Institutional Class
Shares sold	24,784	—	$281,681	$—
Shares redeemed	(16)	—	(176)	—
Net increase (decrease) .	24,768	—	$281,505	$—

Annual Report

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Beacon Street Trust and Shareholders of Fidelity Advisor Tax Managed Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Tax Managed Stock Fund (the Fund), a fund of Fidelity Beacon Street Trust, including the schedule of investments, as of October 31, 2005, and the related statement of opera tions for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Tax Managed Stock Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

35 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1991

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

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36

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Tax Managed Stock. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held vari ous financial and management positions including Chief Financial Offi cer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

37 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

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38

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

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40

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment:2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

41 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Beacon Street Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior manage ment positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Direc tors of Public Service Enterprise Group (utilities, 2001 present), Chair man of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Beacon Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Tax Managed Stock. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Chur chill joined Fidelity in 1993 as Vice President and Group Leader of Tax able Fixed Income Investments.

Annual Report

42

Name, Age; Principal Occupation Keith P.R. Quinton (47)

Year of Election or Appointment: 2004

Vice President of Advisor Tax Managed Stock. Mr. Quinton serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Quinton managed a variety of Fidelity funds. Mr. Quinton also serves as Vice President of FMR (2002) and FMR Co., Inc (2002).

Eric D. Roiter (56)

Year of Election or Appointment: 2001

Secretary of Advisor Tax Managed Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Tax Managed Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Tax Managed Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Tax Managed Stock. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Tax Managed Stock. Mr. Rath geber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Invest ments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Tax Managed Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Ac counting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Tax Managed Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Tax Managed Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Mon asterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Tax Managed Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

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44

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2001

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Tax Managed Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

46

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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48

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one and three year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

50

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

Annual Report

52

management increase, and for higher fee rates as total fund assets under FMR’s manage ment decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regard less of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

53 Annual Report

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54

55 Annual Report

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59 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

ATMS-UANN-1205 1.784771.102

Fidelity® Advisor Tax Managed Stock Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	35
Registered Public
Accounting Firm
Trustees and Officers	36
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to op erate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offend ers should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. Returns after taxes are calculated using the historical maximum federal individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on your tax situation and are not relevant if you hold shares through tax-deferred arrangements such as IRAs or 401(k) plans. Returns after taxes on distribution and sale of fund shares may exceed before tax returns due to a tax benefit upon realization of tax losses. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	FundA
Institutional Class
Return Before Taxes	19.10%	3.76%
Return After Taxes on Distributions*	19.10%	3.76%
Return After Taxes on Distributions and
Sale of Fund Shares*	12.42%	3.23%
A From September 5, 2001.

* As of the print date of this report, the maximum marginal ordinary income tax rate (for 2005) was 35%.

5 Annual Report 5

Fidelity Advisor Tax Managed Stock Fund	Institutional Class
Performance continued

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Tax Managed Stock Fund Institutional Class on September 5, 2001, when the fund started. The chart shows how the value of your investment would have changed, without accounting for the effect of taxes, and also shows how the Standard & Poor’s 500SM Index*** per formed over the same period.

*** An index has no associated fees or expenses. The performance of an index does not reflect the impact of taxes.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Keith Quinton, Portfolio Manager of Fidelity® Advisor Tax Managed Stock Fund

U.S. equity markets had respectable performance during the year that ended October 31, 2005. The period got off to a great start with a strong November and December of 2004. However, the markets were later dragged down by surging oil prices, further disorder in Iraq, potential new troubles with Iran and Syria, and terrorist attacks in London. While stocks recovered nicely, Hurricane Katrina would drive them down again. The devastating storm led to record high prices for gasoline, natural gas and oil, as well as fears of a corresponding leap in inflation. The Federal Reserve Board responded to this and to other inflationary pressures during the period by raising short term interest rates eight times. Nonetheless, stocks moved higher despite a very weak October. Market breadth was narrow, as most of the gains were concentrated in rapidly appreciating energy related investments. For the year overall, the Standard & Poor’s 500SM Index was up 8.72%, followed closely by the technology laden NASDAQ Composite® Index at 8.15% . The Dow Jones Industrial AverageSM rose 6.45% ..

The fund’s Institutional Class shares returned 19.10% for the 12 months ending October 31, 2005, outpacing both the LipperSM Growth Funds Average, which gained 10.58%, and the S&P 500®. Good stock selection was the largest contributor to performance versus the index. The fund’s combined use of fundamental and quantitative analyses worked well to uncover a number of sound companies with reasonably valued stocks. Rising commodity prices bolstered profits and sent stock prices soaring for a number of the fund’s energy holdings. Among the beneficiaries were oil refiner Valero Energy, integrated oil producer ConocoPhillips and offshore driller Transocean, the latter of which had higher utilization rates for its oil rigs and enjoyed higher pricing power. Other contributors included TXU Corp., a reasonably valued electric utility firm with positive earnings momentum; NII Holdings, which offers a popular wireless push to talk telecommunications service in Latin America; and CIGNA, a health insurance provider that benefited from improved pricing and good cost containment. On the negative side, Smurfit Stone Container, a paperboard and paper based packaging manufacturer, had disappointing earnings, and both Doral Financial based in Puerto Rico and Fannie Mae, two financial firms, suffered from accounting concerns that hurt their performance. Some stocks mentioned in this review were no longer in the fund at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,108.50	$6.64
HypotheticalA	$1,000.00	$1,018.90	$6.36
Class T
Actual	$1,000.00	$1,106.60	$7.96
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class B
Actual	$1,000.00	$1,103.70	$10.60
HypotheticalA	$1,000.00	$1,015.12	$10.16

Annual Report 8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,103.70	$10.60
HypotheticalA	$1,000.00	$1,015.12	$10.16
Institutional Class
Actual	$1,000.00	$1,109.40	$5.32
HypotheticalA	$1,000.00	$1,020.16	$5.09

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

9 Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Bank of America Corp.	3.1	0.0
S&P Depositary Receipts Trust unit Series 1	2.8	2.9
CIGNA Corp.	2.8	2.5
ConocoPhillips	2.7	2.5
Valero Energy Corp.	2.7	1.9
TXU Corp.	2.5	2.6
Hewlett Packard Co.	2.4	0.0
Amerada Hess Corp.	2.3	0.1
NII Holdings, Inc.	2.3	1.5
JCPenney Co., Inc.	2.2	2.3
	25.8
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.9	17.3
Industrials	14.7	11.5
Consumer Discretionary	14.0	12.4
Energy	13.3	11.9
Information Technology	11.8	15.1

***Short Term Investments and Net Other Assets are not included in the pie chart.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.6%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 14.0%
Auto Components 0.3%
Lear Corp.	1,400	$42,644
Distributors – 0.5%
Building Material Holding Corp.	1,100	93,511
Diversified Consumer Services – 0.3%
Weight Watchers International, Inc. (a)	900	47,313
Hotels, Restaurants & Leisure 1.6%
Brinker International, Inc.	1,100	41,932
Domino’s Pizza, Inc.	800	19,136
GTECH Holdings Corp.	1,600	50,944
Isle of Capri Casinos, Inc. (a)	2,100	44,688
Penn National Gaming, Inc. (a)	1,500	44,325
Pinnacle Entertainment, Inc. (a)	2,100	39,795
Vail Resorts, Inc. (a)	1,200	40,200
		281,020
Household Durables – 3.2%
Beazer Homes USA, Inc.	800	46,360
Centex Corp.	400	25,740
D.R. Horton, Inc.	1,800	55,242
KB Home	1,500	98,025
Lennar Corp. Class A	400	22,232
Pulte Homes, Inc.	4,000	151,160
Standard Pacific Corp.	1,800	69,444
Toll Brothers, Inc. (a)	1,000	36,910
Yankee Candle Co., Inc.	1,700	38,437
		543,550
Media – 0.7%
R.H. Donnelley Corp. (a)	1,300	80,249
The Reader’s Digest Association, Inc. (non-vtg.)	2,700	41,364
		121,613
Multiline Retail – 4.8%
Federated Department Stores, Inc.	1,900	116,603
JCPenney Co., Inc.	7,400	378,880
Nordstrom, Inc.	9,600	332,640
		828,123
Specialty Retail – 1.2%
American Eagle Outfitters, Inc.	5,000	117,750
RONA, Inc. (a)	2,400	44,586
Sports Authority, Inc. (a)	1,500	41,760
		204,096

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Textiles, Apparel & Luxury Goods – 1.4%
Carter’s, Inc. (a)	800	$50,520
NIKE, Inc. Class B	1,200	100,860
Phillips Van Heusen Corp.	1,400	39,830
Timberland Co. Class A (a)	1,500	42,225
		233,435

TOTAL CONSUMER DISCRETIONARY		2,395,305

CONSUMER STAPLES 4.4%
Beverages – 0.6%
Coca-Cola Enterprises, Inc.	5,100	96,390
Food & Staples Retailing – 1.4%
BJ’s Wholesale Club, Inc. (a)	2,800	79,744
Kroger Co. (a)	8,300	165,170
		244,914
Food Products 1.0%
The J.M. Smucker Co.	3,600	164,556
Personal Products 0.2%
NBTY, Inc. (a)	2,100	42,021
Tobacco 1.2%
Altria Group, Inc.	2,700	202,635

TOTAL CONSUMER STAPLES		750,516

ENERGY 13.3%
Energy Equipment & Services – 1.6%
ENSCO International, Inc.	1,000	45,590
Lone Star Technologies, Inc. (a)	900	41,175
Oil States International, Inc. (a)	1,600	52,960
Rowan Companies, Inc.	1,600	52,784
Transocean, Inc. (a)	1,500	86,235
		278,744
Oil, Gas & Consumable Fuels – 11.7%
Amerada Hess Corp.	3,200	400,320
Chevron Corp.	3,000	171,210
ConocoPhillips	7,184	469,690
General Maritime Corp.	600	22,338
Giant Industries, Inc. (a)	1,700	97,223
Houston Exploration Co. (a)	1,400	72,170
OMI Corp.	7,300	131,984

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Quicksilver Resources, Inc. (a)	1,800	$69,714
Tesoro Corp.	1,000	61,150
Valero Energy Corp.	4,320	454,637
W&T Offshore, Inc.	1,500	43,800
		1,994,236

TOTAL ENERGY		2,272,980

FINANCIALS – 20.9%
Capital Markets 1.2%
Lehman Brothers Holdings, Inc.	1,700	203,439
Commercial Banks – 3.1%
Bank of America Corp.	12,000	524,879
Consumer Finance – 1.9%
Advanta Corp. Class B	1,600	45,392
Capital One Financial Corp.	3,200	244,320
CompuCredit Corp. (a)	1,000	43,820
		333,532
Diversified Financial Services – 1.0%
CIT Group, Inc.	3,700	169,201
Insurance – 9.0%
ACE Ltd.	3,700	192,770
Allstate Corp.	3,100	163,649
Arch Capital Group Ltd. (a)	1,000	49,500
Endurance Specialty Holdings Ltd.	4,400	145,904
Fidelity National Financial, Inc.	2,300	86,158
Hartford Financial Services Group, Inc.	3,100	247,225
MetLife, Inc.	1,500	74,115
Platinum Underwriters Holdings Ltd.	1,500	42,735
The Chubb Corp.	500	46,485
The St. Paul Travelers Companies, Inc.	7,700	346,731
W.R. Berkley Corp.	1,250	54,625
XL Capital Ltd. Class A	1,300	83,278
		1,533,175
Thrifts & Mortgage Finance – 4.7%
Countrywide Financial Corp.	10,498	333,521
Fannie Mae	7,200	342,144

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
MGIC Investment Corp.	1,400	$82,936
Radian Group, Inc.	800	41,680
		800,281

TOTAL FINANCIALS		3,564,507

HEALTH CARE – 5.8%
Health Care Equipment & Supplies – 0.5%
American Medical Systems Holdings, Inc. (a)	2,800	45,780
CONMED Corp. (a)	1,700	40,766
		86,546
Health Care Providers & Services – 5.0%
Aetna, Inc.	2,100	185,976
CIGNA Corp.	4,100	475,067
Humana, Inc. (a)	3,500	155,365
Omnicare, Inc.	800	43,280
		859,688
Pharmaceuticals – 0.3%
Endo Pharmaceuticals Holdings, Inc. (a)	1,600	43,072

TOTAL HEALTH CARE		989,306

INDUSTRIALS – 14.7%
Aerospace & Defense – 1.2%
AAR Corp. (a)	2,600	41,418
BE Aerospace, Inc. (a)	2,348	42,569
Goodrich Corp.	1,000	36,070
Northrop Grumman Corp.	800	42,920
Precision Castparts Corp.	800	37,888
		200,865
Building Products 1.3%
Masco Corp.	7,700	219,450
Commercial Services & Supplies – 4.2%
Administaff, Inc.	1,100	46,552
Cendant Corp.	16,000	278,720
Cintas Corp.	2,100	85,197
Heidrick & Struggles International, Inc. (a)	1,400	45,192
Kforce, Inc. (a)	4,100	44,280
R.R. Donnelley & Sons Co.	4,600	161,092

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
The Geo Group, Inc. (a)	600	$13,104
West Corp. (a)	1,200	47,340
		721,477
Industrial Conglomerates – 1.4%
Tyco International Ltd.	9,200	242,788
Machinery – 3.3%
Cummins, Inc.	1,900	162,203
Deere & Co.	3,500	212,380
PACCAR, Inc.	900	63,018
Terex Corp. (a)	800	43,976
Timken Co.	1,700	48,212
Wabash National Corp	2,100	38,661
		568,450
Marine – 0.5%
DryShips, Inc.	2,700	40,635
Excel Maritime Carriers Ltd. (a)	3,000	45,660
		86,295
Road & Rail 2.8%
Burlington Northern Santa Fe Corp.	3,600	223,416
CSX Corp.	3,600	164,916
P.A.M. Transportation Services, Inc. (a)	2,600	44,096
Yellow Roadway Corp. (a)	1,000	45,450
		477,878

TOTAL INDUSTRIALS		2,517,203

INFORMATION TECHNOLOGY – 11.8%
Communications Equipment – 1.7%
Corning, Inc. (a)	4,400	88,396
Motorola, Inc.	9,300	206,088
		294,484
Computers & Peripherals – 5.8%
Apple Computer, Inc. (a)	4,300	247,637
Hewlett-Packard Co.	14,700	412,188
Komag, Inc. (a)	2,000	53,640
Maxtor Corp. (a)	10,900	38,150
Seagate Technology	3,300	47,817
Western Digital Corp. (a)	15,400	186,340
		985,772

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – 1.4%
Arrow Electronics, Inc. (a)	1,400	$41,314
Avnet, Inc. (a)	1,700	39,185
Flextronics International Ltd. (a)	6,500	60,385
Global Imaging Systems, Inc. (a)	400	14,244
Ingram Micro, Inc. Class A (a)	2,500	45,250
Jabil Circuit, Inc. (a)	1,400	41,790
		242,168
Internet Software & Services – 1.4%
EarthLink, Inc. (a)	3,900	42,939
Google, Inc. Class A (sub. vtg.) (a)	500	186,070
		229,009
IT Services – 0.5%
Ceridian Corp. (a)	1,900	41,629
infoUSA, Inc.	4,000	42,880
		84,509
Semiconductors & Semiconductor Equipment – 0.9%
Intel Corp.	4,900	115,150
MEMC Electronic Materials, Inc. (a)	2,300	41,262
		156,412
Software 0.1%
MicroStrategy, Inc. Class A (a)	300	21,270

TOTAL INFORMATION TECHNOLOGY		2,013,624

MATERIALS 2.4%
Chemicals – 1.1%
Ashland, Inc.	600	32,106
Eastman Chemical Co.	1,800	94,968
Georgia Gulf Corp.	500	14,550
PolyOne Corp. (a)	7,400	42,698
		184,322
Metals & Mining – 1.3%
AK Steel Holding Corp. (a)	5,600	39,144
Carpenter Technology Corp.	300	18,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
IPSCO, Inc.	1,600	$114,005
Reliance Steel & Aluminum Co.	1,100	62,722
		233,961

TOTAL MATERIALS		418,283

TELECOMMUNICATION SERVICES – 6.5%
Diversified Telecommunication Services – 0.8%
Verizon Communications, Inc.	4,400	138,644
Wireless Telecommunication Services – 5.7%
ALLTEL Corp.	2,788	172,466
NII Holdings, Inc. (a)	4,700	389,724
Sprint Nextel Corp.	15,705	366,084
Wireless Facilities, Inc. (a)	7,500	50,175
		978,449

TOTAL TELECOMMUNICATION SERVICES		1,117,093

UTILITIES – 3.8%
Independent Power Producers & Energy Traders – 3.3%
AES Corp. (a)	8,000	127,120
TXU Corp.	4,300	433,225
		560,345
Multi-Utilities – 0.5%
CMS Energy Corp. (a)	5,800	86,478

TOTAL UTILITIES		646,823

TOTAL COMMON STOCKS
(Cost $14,814,622)		16,685,640

Investment Companies 2.8%

S&P Depositary Receipts Trust unit Series 1
(Cost $473,472)	3,970	476,916

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Money Market Funds 1.1%
		Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $181,991)		181,991	$181,991
TOTAL INVESTMENT PORTFOLIO	101.5%
(Cost $15,470,085)			17,344,547

NET OTHER ASSETS – (1.5)%			(249,979)
NET ASSETS 100%			$17,094,568

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $92,607 all of which will expire on October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $15,470,085)
See accompanying schedule		$17,344,547
Receivable for investments sold		92,951
Receivable for fund shares sold		1,863
Dividends receivable		10,091
Interest receivable		534
Receivable from investment adviser for expense
reductions		8,732
Other affiliated receivables		26
Other receivables		2,869
Total assets		17,461,613

Liabilities
Payable for investments purchased	$296,452
Payable for fund shares redeemed	11,702
Accrued management fee	7,817
Distribution fees payable	9,033
Other affiliated payables	3,932
Other payables and accrued expenses	38,109
Total liabilities		367,045

Net Assets		$17,094,568
Net Assets consist of:
Paid in capital		$15,330,532
Undistributed net investment income		1,365
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(111,791)
Net unrealized appreciation (depreciation) on
investments		1,874,462
Net Assets		$17,094,568

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($3,592,773 ÷ 311,440 shares)	$11.54
Maximum offering price per share
(100/94.25 of $11.54)	$12.24
Class T:
Net Asset Value and redemption price per share
($5,363,748 ÷ 469,856 shares)	$11.42
Maximum offering price per share
(100/96.50 of $11.42)	$11.83
Class B:
Net Asset Value and offering price per share
($3,443,088 ÷ 307,956 shares)A	$11.18
Class C:
Net Asset Value and offering price per share
($4,227,496 ÷ 378,138 shares)A	$11.18
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($467,463 ÷ 40,098 shares) .	$11.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$159,072
Interest		4,088
Total income		163,160

Expenses
Management fee	$77,467
Transfer agent fees	32,803
Distribution fees	94,209
Accounting fees and expenses	10,294
Independent trustees’ compensation	61
Custodian fees and expenses	10,592
Registration fees	62,005
Audit	39,540
Legal	5,656
Miscellaneous	154
Total expenses before reductions	332,781
Expense reductions	(102,922)	229,859

Net investment income (loss)		(66,699)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	787,213
Foreign currency transactions	42
Total net realized gain (loss)		787,255
Change in net unrealized appreciation (depreciation) on
investment securities		1,327,407
Net gain (loss)		2,114,662
Net increase (decrease) in net assets resulting from
operations		$2,047,963

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(66,699)	$(78,975)
Net realized gain (loss)	787,255	1,424,806
Change in net unrealized appreciation (depreciation) .	1,327,407	(662,156)
Net increase (decrease) in net assets resulting
from operations	2,047,963	683,675
Share transactions - net increase (decrease)	3,989,791	451,389
Total increase (decrease) in net assets	6,037,754	1,135,064

Net Assets
Beginning of period	11,056,814	9,921,750
End of period (including undistributed net investment
income of $1,365 and $0, respectively)	$17,094,568	$11,056,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$9.71	$9.04	$7.70	$9.36	$10.00
Income from Investment
Operations
Net investment income (loss)E .	—H	(.03)	(.01)	(.04)	—H
Net realized and unrealized
gain (loss)	1.83	.70	1.35	(1.62)	(.64)
Total from investment operations .	1.83	.67	1.34	(1.66)	(.64)
Net asset value, end of period	$11.54	$9.71	$9.04	$7.70	$9.36
Total ReturnB,C,D	18.85%	7.41%	17.40%	(17.74)%	(6.40)%
Ratios to Average Net AssetsG
Expenses before expense
reductions	1.99%	2.47%	2.94%	3.77%	8.02%A
Expenses net of voluntary
waivers, if any	1.30%	1.50%	1.50%	1.69%	1.75%A
Expenses net of all reductions .	1.24%	1.44%	1.46%	1.66%	1.69%A
Net investment income (loss)	(.04)%	(.26)%	(.07)%	(.45)%	(.26)%A
Supplemental Data
Net assets, end of period (000
omitted)	$3,593	$1,486	$1,281	$1,563	$918
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period September 5, 2001 (commencement of operations) to October 31, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$9.63	$8.99	$7.68	$9.36	$10.00
Income from Investment
Operations
Net investment income (loss)E .	(.03)	(.05)	(.03)	(.06)	(.01)
Net realized and unrealized
gain (loss)	1.82	.69	1.34	(1.62)	(.63)
Total from investment operations .	1.79	.64	1.31	(1.68)	(.64)
Net asset value, end of period	$11.42	$9.63	$8.99	$7.68	$9.36
Total ReturnB,C,D	18.59%	7.12%	17.06%	(17.95)%	(6.40)%
Ratios to Average Net AssetsG
Expenses before expense
reductions	2.27%	2.73%	3.24%	4.05%	8.22%A
Expenses net of voluntary
waivers, if any	1.56%	1.75%	1.75%	1.94%	2.00%A
Expenses net of all reductions .	1.50%	1.69%	1.71%	1.91%	1.94%A
Net investment income (loss)	(.30)%	(.52)%	(.32)%	(.71)%	(.51)%A
Supplemental Data
Net assets, end of period (000
omitted)	$5,364	$3,505	$3,544	$2,815	$914
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period September 5, 2001 (commencement of operations) to October 31, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$9.48	$8.90	$7.64	$9.35	$10.00
Income from Investment
Operations
Net investment income (loss)E .	(.09)	(.09)	(.07)	(.10)	(.02)
Net realized and unrealized
gain (loss)	1.79	.67	1.33	(1.61)	(.63)
Total from investment operations .	1.70	.58	1.26	(1.71)	(.65)
Net asset value, end of period	$11.18	$9.48	$8.90	$7.64	$9.35
Total ReturnB,C,D	17.93%	6.52%	16.49%	(18.29)%	(6.50)%
Ratios to Average Net AssetsG
Expenses before expense
reductions	2.76%	3.23%	3.74%	4.57%	8.76%A
Expenses net of voluntary
waivers, if any	2.06%	2.25%	2.25%	2.44%	2.50%A
Expenses net of all reductions .	2.01%	2.19%	2.22%	2.41%	2.44%A
Net investment income (loss)	(.80)%	(1.01)%	(.82)%	(1.20)%	(1.01)%A
Supplemental Data
Net assets, end of period (000
omitted)	$3,443	$2,915	$2,452	$1,683	$827
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period September 5, 2001 (commencement of operations) to October 31, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$9.48	$8.90	$7.64	$9.35	$ 10.00
Income from Investment
Operations
Net investment income (loss)E .	(.09)	(.09)	(.07)	(.11)	(.02)
Net realized and unrealized
gain (loss)	1.79	.67	1.33	(1.60)	(.63)
Total from investment operations .	1.70	.58	1.26	(1.71)	(.65)
Net asset value, end of period	$11.18	$9.48	$8.90	$7.64	$ 9.35
Total ReturnB,C,D	17.93%	6.52%	16.49%	(18.29)%	(6.50)%
Ratios to Average Net AssetsG
Expenses before expense
reductions	2.75%	3.22%	3.72%	4.55%	8.71%A
Expenses net of voluntary
waivers, if any	2.05%	2.25%	2.25%	2.45%	2.50%A
Expenses net of all reductions .	2.00%	2.19%	2.22%	2.42%	2.45%A
Net investment income (loss)	(.80)%	(1.01)%	(.83)%	(1.21)%	(1.03)%A
Supplemental Data
Net assets, end of period (000
omitted)	$4,227	$3,002	$2,506	$2,104	$ 1,321
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period September 5, 2001 (commencement of operations) to October 31, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001E
Selected Per Share Data
Net asset value, beginning of
period	$9.79	$9.09	$7.73	$9.37	$ 10.00
Income from Investment
Operations
Net investment income (loss)D	03	—G	.01	(.02)	—G
Net realized and unrealized
gain (loss)	1.84	.70	1.35	(1.62)	(.63)
Total from investment operations	1.87	.70	1.36	(1.64)	(.63)
Net asset value, end of period	$11.66	$9.79	$9.09	$7.73	$ 9.37
Total ReturnB,C	19.10%	7.70%	17.59%	(17.50)%	(6.30)%
Ratios to Average Net AssetsF
Expenses before expense
reductions	1.70%	2.18%	2.71%	3.54%	7.70%A
Expenses net of voluntary waiv-
ers, if any	1.03%	1.25%	1.25%	1.45%	1.50%A
Expenses net of all reductions	98%	1.19%	1.22%	1.42%	1.43%A
Net investment income (loss)	22%	(.01)%	.17%	(.21)%	—%A
Supplemental Data
Net assets, end of period (000
omitted)	$467	$150	$139	$752	$ 756
Portfolio turnover rate	235%	234%	143%	147%	101%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period September 5, 2001 (commencement of operations) to October 31, 2001.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Tax Managed Stock Fund (the fund) is a fund of Fidelity Beacon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Delaware statutory trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR)and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

Annual Report

28

1. Significant Accounting Policies continued

Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

29 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$2,382,070
Unrealized depreciation	(525,418)
Net unrealized appreciation (depreciation)	1,856,652
Capital loss carryforward	(92,607)
Cost for federal income tax purposes	$15,487,895

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

30

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $35,996,915 and $31,963,011, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$5,469	$340
Class T	25%	.25%	22,066	4,312
Class B	75%	.25%	30,426	24,956
Class C	75%	.25%	36,248	14,454

			$94,209	$44,062

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

31 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$6,612
Class T	2,303
Class B*	13,896
Class C*	1,513
$24,324

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$5,474.25
Class T	11,192.25
Class B	7,244.24
Class C	8,308.23
Institutional Class	585.20
	$32,803

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,670 for the period.

Annual Report

32

4. Fees and Other Transactions with Affiliates continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,408 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.50% - 1.25%*	$15,274
Class T	1.75% - 1.50%*	31,690
Class B	2.25% - 2.00%*	21,427
Class C	2.25% - 2.00%*	25,153
Institutional Class	1.25% - 1.00%*	1,899
		$95,443
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $7,479 for the period.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

33 Annual Report

Notes to Financial Statements continued

8. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	175,656	52,523	$2,003,926	$500,003
Shares redeemed	(17,214)	(41,205)	(190,968)	(393,777)
Net increase (decrease) .	158,442	11,318	$1,812,958	$106,226
Class T
Shares sold	141,183	46,527	$1,563,023	$442,825
Shares redeemed	(35,147)	(76,708)	(386,846)	(737,559)
Net increase (decrease) .	106,036	(30,181)	$1,176,177	$(294,734)
Class B
Shares sold	53,938	72,402	$589,782	$696,039
Shares redeemed	(53,395)	(40,500)	(549,273)	(381,167)
Net increase (decrease) .	543	31,902	$40,509	$314,872
Class C
Shares sold	112,322	62,121	$1,202,269	$581,486
Shares redeemed	(50,755)	(27,229)	(523,627)	(256,461)
Net increase (decrease) .	61,567	34,892	$678,642	$325,025
Institutional Class
Shares sold	24,784	—	$281,681	$—
Shares redeemed	(16)	—	(176)	—
Net increase (decrease) .	24,768	—	$281,505	$—

Annual Report

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Beacon Street Trust and Shareholders of Fidelity Advisor Tax Managed Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Tax Managed Stock Fund (the Fund), a fund of Fidelity Beacon Street Trust, including the schedule of investments, as of October 31, 2005, and the related statement of opera tions for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Tax Managed Stock Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

35 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1991

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

36

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Tax Managed Stock. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held vari ous financial and management positions including Chief Financial Offi cer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

37 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

38

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

40

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment:2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

41 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Beacon Street Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior manage ment positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Direc tors of Public Service Enterprise Group (utilities, 2001 present), Chair man of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Beacon Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Tax Managed Stock. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Chur chill joined Fidelity in 1993 as Vice President and Group Leader of Tax able Fixed Income Investments.

Annual Report

42

Name, Age; Principal Occupation Keith P.R. Quinton (47)

Year of Election or Appointment: 2004

Vice President of Advisor Tax Managed Stock. Mr. Quinton serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Quinton managed a variety of Fidelity funds. Mr. Quinton also serves as Vice President of FMR (2002) and FMR Co., Inc (2002).

Eric D. Roiter (56)

Year of Election or Appointment: 2001

Secretary of Advisor Tax Managed Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Tax Managed Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Tax Managed Stock. Ms. Reynolds also serves as President, Treas urer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Tax Managed Stock. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Tax Managed Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Tax Managed Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Ac counting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Tax Managed Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Ser vices (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Tax Managed Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Mon asterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Tax Managed Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Annual Report

44

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2001

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Tax Managed Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Tax Managed Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

46

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

48

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one and three year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

50

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

Annual Report

52

management increase, and for higher fee rates as total fund assets under FMR’s manage ment decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regard less of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

53 Annual Report

Annual Report

54

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

ATMSI-UANN-1205 1.784772.102

Fidelity® Tax Managed Stock Fund

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	18	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	22	Notes to the financial statements.
Report of Independent	27
Registered Public
Accounting Firm
Trustees and Officers	28
Distributions	38
Board Approval of	39
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quar ters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to op erate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offend ers should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. Returns after taxes are calculated using the historical maximum federal individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on your tax situation and are not relevant if you hold shares through tax deferred arrangements such as IRAs or 401(k) plans. Returns after taxes on distribution and sale of fund shares may exceed before tax returns due to a tax benefit upon realization of tax losses. The $10,000 table does not reflect the de duction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yes terday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Fidelity® Tax Managed Stock Fund
Return Before Taxes	19.46%	1.27%	3.05%
Return Before TaxesB	18.27%	1.27%	3.05%
Return After Taxes on DistributionsB*	18.22%	1.35%	2.98%
Return After Taxes on Distributions and Sale of
Fund SharesB*	11.93%	1.12%	2.58%

A From November 2, 1998.

B 1.00% trading fee included in the past one year total return figures.

* As of the print date of this report, the maximum marginal ordinary income tax rate (for 2005) was 35%.

5 Annual Report 5

Performance: The Bottom Line continued

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Tax Managed Stock Fund on November 2, 1998, when the fund started. The chart shows how the value of your investment would have changed without accounting for the effect of taxes, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Keith Quinton, Portfolio Manager of Fidelity® Tax Managed Stock Fund

U.S. equity markets had respectable performance during the year that ended October 31, 2005. The period got off to a great start with a strong November and December of 2004. However, the markets were later dragged down by surging oil prices, further disorder in Iraq, potential new troubles with Iran and Syria, and terrorist attacks in London. While stocks recovered nicely, Hurricane Katrina would drive them down again. The devastating storm led to record high prices for gasoline, natural gas and oil, as well as fears of a corresponding leap in inflation. The Federal Reserve Board responded to this and to other inflationary pressures during the period by raising short term interest rates eight times. Nonetheless, stocks moved higher despite a very weak October. Market breadth was narrow, as most of the gains were concentrated in rapidly appreciating energy related investments. For the year overall, the Standard & Poor’s 500SM Index was up 8.72%, followed closely by the technology laden NASDAQ Composite® Index at 8.15% . The Dow Jones Industrial AverageSM rose 6.45% .

The fund returned 19.46% for the 12 months ending October 31, 2005, outpacing both the LipperSM Growth Funds Average, which gained 10.58%, and the S&P 500®. Good stock selection was the largest contributor to performance versus the index. The fund’s combined use of fundamental and quantitative analyses worked well to uncover a number of sound companies with reasonably valued stocks. Rising commodity prices bolstered profits and sent stock prices soaring for a number of the fund’s energy holdings. Among the beneficia ries were oil refiner Valero Energy, integrated oil producer ConocoPhillips and offshore driller Transocean, the latter of which had higher utilization rates for its oil rigs and enjoyed higher pricing power. Other contributors included TXU Corp., a reasonably valued electric utility firm with positive earnings momentum; NII Holdings, which offers a popular wireless push to talk telecommunications service in Latin America; and CIGNA, a health insurance provider that benefited from improved pricing and good cost containment. On the negative side, Smurfit Stone Container, a paperboard and paper based packaging manufacturer, had disappointing earnings, and both Doral Financial based in Puerto Rico and Fannie Mae, two financial firms, suffered from accounting concerns that hurt their performance. Several stocks mentioned in this report were no longer in the fund at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Actual	$1,000.00	$1,110.70	$4.73
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,020.72	$4.53

* Expenses are equal to the Fund’s annualized expense ratio of .89%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annual Report

8

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Bank of America Corp.	3.0	0.0
ConocoPhillips	2.7	2.4
CIGNA Corp.	2.7	2.4
Valero Energy Corp.	2.6	2.0
TXU Corp.	2.6	2.5
Hewlett Packard Co.	2.3	0.0
Amerada Hess Corp.	2.3	0.1
NII Holdings, Inc.	2.3	1.5
JCPenney Co., Inc.	2.2	2.3
Sprint Nextel Corp.	2.1	2.2
	24.8
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.9	17.4
Industrials	14.8	11.7
Consumer Discretionary	13.9	12.6
Energy	13.3	11.9
Information Technology	11.7	15.2

*** Short Term Investments and Net Other Assets are not included in the pie chart.

9 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.5%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 13.9%
Auto Components 0.3%
Lear Corp.	4,700	$143,162
Distributors – 0.5%
Building Material Holding Corp.	3,500	297,535
Diversified Consumer Services – 0.2%
Weight Watchers International, Inc. (a)	2,600	136,682
Hotels, Restaurants & Leisure 1.7%
Brinker International, Inc.	3,600	137,232
Domino’s Pizza, Inc.	2,800	66,976
GTECH Holdings Corp.	5,600	178,304
Isle of Capri Casinos, Inc. (a)	7,000	148,960
Penn National Gaming, Inc. (a)	4,900	144,795
Pinnacle Entertainment, Inc. (a)	7,000	132,650
Vail Resorts, Inc. (a)	4,200	140,700
		949,617
Household Durables – 3.1%
Beazer Homes USA, Inc.	2,500	144,875
Centex Corp.	1,200	77,220
D.R. Horton, Inc.	6,300	193,347
KB Home	4,900	320,215
Lennar Corp. Class A	1,400	77,812
Pulte Homes, Inc.	13,200	498,828
Standard Pacific Corp.	5,600	216,048
Toll Brothers, Inc. (a)	3,600	132,876
Yankee Candle Co., Inc.	5,800	131,138
		1,792,359
Media – 0.7%
R.H. Donnelley Corp. (a)	4,400	271,612
The Reader’s Digest Association, Inc. (non-vtg.)	9,000	137,880
		409,492
Multiline Retail – 4.9%
Federated Department Stores, Inc.	6,500	398,905
JCPenney Co., Inc.	24,600	1,259,520
Nordstrom, Inc.	32,000	1,108,800
		2,767,225
Specialty Retail – 1.2%
American Eagle Outfitters, Inc.	17,100	402,705
RONA, Inc. (a)	8,400	156,051
Sports Authority, Inc. (a)	4,900	136,416
		695,172

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Textiles, Apparel & Luxury Goods – 1.3%
Carter’s, Inc. (a)	2,500	$157,875
NIKE, Inc. Class B	3,800	319,390
Phillips Van Heusen Corp.	4,900	139,405
Timberland Co. Class A (a)	5,100	143,565
		760,235

TOTAL CONSUMER DISCRETIONARY		7,951,479

CONSUMER STAPLES 4.5%
Beverages – 0.6%
Coca-Cola Enterprises, Inc.	17,300	326,970
Food & Staples Retailing – 1.5%
BJ’s Wholesale Club, Inc. (a)	9,900	281,952
Kroger Co. (a)	27,700	551,230
		833,182
Food Products 1.0%
The J.M. Smucker Co.	12,000	548,520
Personal Products 0.2%
NBTY, Inc. (a)	6,900	138,069
Tobacco 1.2%
Altria Group, Inc.	9,300	697,965

TOTAL CONSUMER STAPLES		2,544,706

ENERGY 13.3%
Energy Equipment & Services – 1.6%
ENSCO International, Inc.	3,300	150,447
Lone Star Technologies, Inc. (a)	3,100	141,825
Oil States International, Inc. (a)	5,400	178,740
Rowan Companies, Inc.	5,400	178,146
Transocean, Inc. (a)	4,900	281,701
		930,859
Oil, Gas & Consumable Fuels – 11.7%
Amerada Hess Corp.	10,600	1,326,060
Chevron Corp.	10,000	570,700
ConocoPhillips	24,022	1,570,558
General Maritime Corp.	2,500	93,075
Giant Industries, Inc. (a)	5,500	314,545
Houston Exploration Co. (a)	4,500	231,975
OMI Corp.	24,800	448,384

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Quicksilver Resources, Inc. (a)	6,300	$243,999
Tesoro Corp.	3,300	201,795
Valero Energy Corp.	14,300	1,504,932
W&T Offshore, Inc.	5,000	146,000
		6,652,023

TOTAL ENERGY		7,582,882

FINANCIALS – 20.9%
Capital Markets 1.2%
Lehman Brothers Holdings, Inc.	5,600	670,152
Commercial Banks – 3.0%
Bank of America Corp.	39,900	1,745,226
Consumer Finance – 2.0%
Advanta Corp. Class B	5,200	147,524
Capital One Financial Corp.	10,800	824,580
CompuCredit Corp. (a)	3,300	144,606
		1,116,710
Diversified Financial Services – 1.0%
CIT Group, Inc.	12,500	571,625
Insurance – 9.0%
ACE Ltd.	13,200	687,720
Allstate Corp.	10,400	549,016
Arch Capital Group Ltd. (a)	3,200	158,400
Endurance Specialty Holdings Ltd.	14,800	490,768
Fidelity National Financial, Inc.	7,500	280,950
Hartford Financial Services Group, Inc.	10,100	805,475
MetLife, Inc.	4,800	237,168
Platinum Underwriters Holdings Ltd.	5,000	142,450
The Chubb Corp.	1,500	139,455
The St. Paul Travelers Companies, Inc.	26,100	1,175,283
W.R. Berkley Corp.	4,350	190,095
XL Capital Ltd. Class A	4,100	262,646
		5,119,426
Thrifts & Mortgage Finance – 4.7%
Countrywide Financial Corp.	35,610	1,131,330
Fannie Mae	24,300	1,154,736

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
MGIC Investment Corp.	4,800	$284,352
Radian Group, Inc.	2,700	140,670
		2,711,088

TOTAL FINANCIALS		11,934,227

HEALTH CARE – 5.7%
Health Care Equipment & Supplies – 0.5%
American Medical Systems Holdings, Inc. (a)	9,200	150,420
CONMED Corp. (a)	5,800	139,084
		289,504
Health Care Providers & Services – 5.0%
Aetna, Inc.	7,100	628,776
CIGNA Corp.	13,500	1,564,245
Humana, Inc. (a)	11,700	519,363
Omnicare, Inc.	2,500	135,250
		2,847,634
Pharmaceuticals – 0.2%
Endo Pharmaceuticals Holdings, Inc. (a)	5,300	142,676

TOTAL HEALTH CARE		3,279,814

INDUSTRIALS – 14.8%
Aerospace & Defense – 1.2%
AAR Corp. (a)	9,000	143,370
BE Aerospace, Inc. (a)	7,952	144,170
Goodrich Corp.	3,200	115,424
Northrop Grumman Corp.	2,400	128,760
Precision Castparts Corp.	2,900	137,344
		669,068
Building Products 1.3%
Masco Corp.	25,300	721,050
Commercial Services & Supplies – 4.2%
Administaff, Inc.	3,600	152,352
Cendant Corp.	53,900	938,938
Cintas Corp.	6,900	279,933
Heidrick & Struggles International, Inc. (a)	4,600	148,488
Kforce, Inc. (a)	13,700	147,960
R.R. Donnelley & Sons Co.	15,400	539,308

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
The Geo Group, Inc. (a)	2,000	$43,680
West Corp. (a)	4,100	161,745
		2,412,404
Industrial Conglomerates – 1.4%
Tyco International Ltd.	30,800	812,812
Machinery – 3.4%
Cummins, Inc.	6,400	546,368
Deere & Co.	11,700	709,956
PACCAR, Inc.	3,200	224,064
Terex Corp. (a)	2,600	142,922
Timken Co.	5,800	164,488
Wabash National Corp	7,300	134,393
		1,922,191
Marine – 0.5%
DryShips, Inc.	9,100	136,955
Excel Maritime Carriers Ltd. (a)	9,700	147,634
		284,589
Road & Rail 2.8%
Burlington Northern Santa Fe Corp.	12,000	744,720
CSX Corp.	12,200	558,882
P.A.M. Transportation Services, Inc. (a)	8,800	149,248
Yellow Roadway Corp. (a)	3,500	159,075
		1,611,925

TOTAL INDUSTRIALS		8,434,039

INFORMATION TECHNOLOGY – 11.7%
Communications Equipment – 1.7%
Corning, Inc. (a)	14,800	297,332
Motorola, Inc.	29,900	662,584
		959,916
Computers & Peripherals – 5.6%
Apple Computer, Inc. (a)	13,900	800,501
Hewlett-Packard Co.	47,500	1,331,900
Komag, Inc. (a)	7,000	187,740
Maxtor Corp. (a)	36,800	128,800
Seagate Technology	11,300	163,737
Western Digital Corp. (a)	49,800	602,580
		3,215,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – 1.6%
Arrow Electronics, Inc. (a)	5,700	$168,207
Avnet, Inc. (a)	7,700	177,485
Flextronics International Ltd. (a)	21,700	201,593
Global Imaging Systems, Inc. (a)	1,700	60,537
Ingram Micro, Inc. Class A (a)	8,400	152,040
Jabil Circuit, Inc. (a)	4,600	137,310
		897,172
Internet Software & Services – 1.3%
EarthLink, Inc. (a)	13,200	145,332
Google, Inc. Class A (sub. vtg.) (a)	1,600	595,424
		740,756
IT Services – 0.5%
Ceridian Corp. (a)	6,500	142,415
infoUSA, Inc.	13,500	144,720
		287,135
Semiconductors & Semiconductor Equipment – 0.9%
Intel Corp.	16,200	380,700
MEMC Electronic Materials, Inc. (a)	8,200	147,108
		527,808
Software 0.1%
MicroStrategy, Inc. Class A (a)	800	56,720

TOTAL INFORMATION TECHNOLOGY		6,684,765

MATERIALS 2.4%
Chemicals – 1.1%
Ashland, Inc.	2,100	112,371
Eastman Chemical Co.	6,100	321,836
Georgia Gulf Corp.	1,800	52,380
PolyOne Corp. (a)	24,700	142,519
		629,106
Metals & Mining – 1.3%
AK Steel Holding Corp. (a)	19,800	138,402
Carpenter Technology Corp.	1,000	60,300

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
IPSCO, Inc.	5,100	$363,391
Reliance Steel & Aluminum Co.	3,600	205,272
		767,365

TOTAL MATERIALS		1,396,471

TELECOMMUNICATION SERVICES – 6.5%
Diversified Telecommunication Services – 0.8%
Verizon Communications, Inc.	14,500	456,895
Wireless Telecommunication Services – 5.7%
ALLTEL Corp.	9,521	588,969
NII Holdings, Inc. (a)	15,700	1,301,844
Sprint Nextel Corp.	52,136	1,215,290
Wireless Facilities, Inc. (a)	24,700	165,243
		3,271,346

TOTAL TELECOMMUNICATION SERVICES		3,728,241

UTILITIES – 3.8%
Independent Power Producers & Energy Traders – 3.3%
AES Corp. (a)	26,400	419,496
TXU Corp.	14,500	1,460,875
		1,880,371
Multi-Utilities – 0.5%
CMS Energy Corp. (a)	20,600	307,146

TOTAL UTILITIES		2,187,517

TOTAL COMMON STOCKS
(Cost $48,217,549)		55,724,141

U.S. Treasury Obligations 0.2%
	Principal
	Amount
U.S. Treasury Bills, yield at date of purchase 3.67% to
3.7% 1/12/06 (c)
(Cost $124,075)	$125,000	124,074

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Money Market Funds 3.5%
		Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $2,012,017)		2,012,017	$2,012,017
TOTAL INVESTMENT PORTFOLIO 101.2%
(Cost $50,353,641)			57,860,232

NET OTHER ASSETS – (1.2)%			(692,843)
NET ASSETS 100%			$57,167,389

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value	(Depreciation)
Purchased
Equity Index Contracts
5 S&P 500 Index Contracts	Dec. 2005	$ 1,512,250	$13,500

The face value of futures purchased as a percentage of net assets – 2.6%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $124,074.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $19,753,469 of which $6,716,587, $12,580,339 and $456,543 will expire on October 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $50,353,641)
See accompanying schedule		$57,860,232
Cash		9,618
Receivable for investments sold		179,016
Receivable for fund shares sold		95,075
Dividends receivable		33,652
Interest receivable		4,523
Receivable for daily variation on futures contracts		12,625
Other receivables		10,200
Total assets		58,204,941

Liabilities
Payable for investments purchased	$972,219
Accrued management fee	26,300
Other affiliated payables	8,608
Other payables and accrued expenses	30,425
Total liabilities		1,037,552

Net Assets		$57,167,389
Net Assets consist of:
Paid in capital		$69,309,136
Undistributed net investment income		127,458
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(19,789,296)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		7,520,091
Net Assets, for 4,707,509 shares outstanding		$57,167,389
Net Asset Value, offering price and redemption price per
share ($57,167,389 ÷ 4,707,509 shares)A		$12.14
A Redemption price per share is equal to net asset value less any applicable redemption fee.

See accompanying notes which are an integral part of the financial statements

Annual Report 18

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$610,596
Interest		35,216
Total income		645,812

Expenses
Management fee	$305,791
Transfer agent fees	79,867
Accounting fees and expenses	21,776
Independent trustees’ compensation	249
Custodian fees and expenses	10,466
Registration fees	19,570
Audit	38,751
Legal	8,115
Miscellaneous	3,731
Total expenses before reductions	488,316
Expense reductions	(29,224)	459,092

Net investment income (loss)		186,720
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	3,650,115
Foreign currency transactions	1,204
Futures contracts	80,418
Total net realized gain (loss)		3,731,737
Change in net unrealized appreciation (depreciation) on:
Investment securities	5,414,362
Futures contracts	13,500
Total change in net unrealized appreciation
(depreciation)		5,427,862
Net gain (loss)		9,159,599
Net increase (decrease) in net assets resulting from
operations		$9,346,319

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		October 31,	October 31,
		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$186,720	$148,619
Net realized gain (loss)		3,731,737	8,097,924
Change in net unrealized appreciation (depreciation) .		5,427,862	(4,020,409)
Net increase (decrease) in net assets resulting
from operations		9,346,319	4,226,134
Distributions to shareholders from net investment income	.	(145,359)	(199,815)
Share transactions
Proceeds from sales of shares		6,463,516	2,395,368
Reinvestment of distributions		129,471	174,660
Cost of shares redeemed		(8,550,841)	(11,806,142)
Net increase (decrease) in net assets resulting from
share transactions		(1,957,854)	(9,236,114)
Redemption fees		3,760	10,818
Total increase (decrease) in net assets		7,246,866	(5,198,977)

Net Assets
Beginning of period		49,920,523	55,119,500
End of period (including undistributed net investment
income of $127,458 and undistributed net invest-
ment income of $84,238, respectively)		$57,167,389	$49,920,523

Other Information
Shares
Sold		543,625	238,671
Issued in reinvestment of distributions		11,856	18,213
Redeemed		(746,363)	(1,178,982)
Net increase (decrease)		(190,882)	(922,098)

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period $	10.19	$ 9.47	$8.07	$9.73	$ 13.13
Income from Investment Operations
Net investment income (loss)B	04.03		.03	.03	.03
Net realized and unrealized gain
(loss)	1.94	.73	1.40	(1.69)	(3.46)
Total from investment operations	1.98	.76	1.43	(1.66)	(3.43)
Distributions from net investment
income	(.03)	(.04)	(.04)	(.04)	—
Redemption fees added to paid in
capitalB	—D	—D	.01	.04	.03
Net asset value, end of period	$12.14	$ 10.19	$9.47	$8.07	$ 9.73
Total ReturnA	19.46%	8.00%	17.92%	(16.79)%	(25.89)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	91%	.95%	1.00%	.92%	.88%
Expenses net of voluntary
waivers, if any	91%	.95%	1.00%	.92%	.88%
Expenses net of all reductions	86%	.89%	.98%	.89%	.86%
Net investment income (loss)	35%	.28%	.41%	.29%	.28%
Supplemental Data
Net assets, end of period (000
omitted)	$57,167	$49,921	$55,120	$58,265	$89,692
Portfolio turnover rate	179%	182%	84%	105%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the fund.
D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Tax Managed Stock Fund (the fund) is a fund of Fidelity Beacon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Delaware statutory trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affili ates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

22

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

23 Annual Report

Notes to Financial Statements continued 1. Significant Accounting Policies continued Income Tax Information and Distributions to Shareholders continued

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, foreign currency transac tions, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$9,141,291
Unrealized depreciation	(1,657,026)
Net unrealized appreciation (depreciation)	7,484,265
Undistributed ordinary income	127,458
Capital loss carryforward	(19,753,469)

Cost for federal income tax purposes	$50,375,967

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$145,359	$199,815

Trading (Redemption) Fees. Shares held in the fund less than two years are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

24

2. Operating Policies continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $93,835,470 and $96,599,507, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

25 Annual Report

Notes to Financial Statements continued 4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $31,844 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,613 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $29,224 for the period.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Annual Report

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Beacon Street Trust and the Shareholders of Fidelity Tax Managed Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Tax Managed Stock Fund (a fund of Fidelity Beacon Street Trust) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Tax Managed Stock Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the ac counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 7, 2005

27 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1991

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

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28

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Tax Managed Stock

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

29 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

30

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

31 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

32

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

33 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Beacon Street Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior manage ment positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Direc tors of Public Service Enterprise Group (utilities, 2001 present), Chair man of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Beacon Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Tax Managed Stock Mr. Churchill also serves as Vice President of certain Equity funds (2005 present) and certain High In come Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Annual Report

34

Name, Age; Principal Occupation Keith P. R. Quinton (47)

Year of Election or Appointment: 2004

Vice President of Tax Managed Stock. He also manages another Fidelity fund. Prior to assuming his current responsibilities, Mr. Quinton was a vice president and senior quantitative analyst for Santander Global Advisors.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Tax Managed Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Tax Managed Stock. Mr. Fross also serves as As sistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Tax Managed Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Tax Managed Stock. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Tax Managed Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Tax Managed Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Tax Managed Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Tax Managed Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Tax Managed Stock. Mr. Robins also serves as Dep uty Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Annual Report

36

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Tax Managed Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1998

Assistant Treasurer of Tax Managed Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Tax Managed Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Tax Managed Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Tax Managed Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Tax Managed Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

37 Annual Report

Distributions

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

38

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax Managed Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

39 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

40

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

41 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one , three , and five year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the one year cumulative total return of the fund compared favorably to its benchmark.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s

Annual Report

42

management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

43 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also consid ered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s

Annual Report

44

reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

46

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

47 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

TMG UANN-1205 1.784773.102

Item 2. Code of Ethics

As of the end of the period, October 31, 2005, Fidelity Beacon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Tax Managed Stock Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Tax Managed Stock Fund	$33,000	$32,000
All funds in the Fidelity Group of Funds audited by PwC	$11,900,000	$10,600,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Tax Managed Stock Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Tax Managed Stock Fund	$31,000	$31,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,400,000	$4,300,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A
Fidelity Tax Managed Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A
Fidelity Advisor Tax Managed Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005 A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Tax Managed Stock Fund	$2,500	$2,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Tax Managed Stock Fund	$2,700	$2,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Tax Managed Stock Fund	$1,400	$1,300
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Tax Managed Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$420,000	$300,000
Deloitte Entities	$210,000	$720,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by PwC of $4,000,000A and $2,250,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$400,000	$300,000
Non-Covered Services	$3,600,000	$1,950,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by Deloitte Entities of $650,000A and $1,600,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$250,000	$700,000
Non-Covered Services	$400,000	$900,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Beacon Street Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 21, 2005
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	December 21, 2005